 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 12, 2012

Xplore Technologies Corp.

 (Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

14000 Summit Drive, Suite 900

Austin, Texas 78728
(Address of Principal Executive Offices)

(512) 336-7797
Registrant's Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2012, Xplore Technologies Corp., a Delaware corporation (the “Company”), filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-400 reverse split of the Company's outstanding common stock. The reverse split will become effective at 12:01 a.m. on September 13, 2012. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

The Company's common stock began trading on the OTCQB on a post-reverse split basis on September 13, 2012 under the symbol "XLRTD".

Immediately following the effectiveness of the reverse split of the Company's outstanding common stock, there were 752,278 shares of the Company's common stock issued and outstanding and 1,442,955 shares of common stock issuable upon the conversion of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. The new CUSIP number for the Company's common stock is 983950 700.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 12, 2012, Xplore held its Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, our stockholders voted to approve (i) an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock in a range of not less than 1-for-325 and not more than 1-for-425, (ii) amendments to our Amended and Restated Certificate of Incorporation to (a) reduce the conversion price of each series of our preferred stock and (b) make inapplicable an anti-dilution adjustment that may otherwise be triggered by the reduction of the conversion price of each other series of our preferred stock, and (iii) a Second Amended and Restated Certificate of Incorporation which will integrate the then-in-effect provisions of our Amended and Restated Certificate of Incorporation and further amend those provisions by decreasing our authorized common stock and preferred stock.

As of the close of business on August 2, 2012, the record date for the Special Meeting, there were 256,766,406 shares of our common stock, 62,873,781 shares of our Series A Preferred Stock, 7,732,040 shares of our Series B Preferred Stock, 17,074,000 shares of our Series C Preferred Stock and 14,899,698 shares of our Series D Preferred Stock issued and outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, holders of a total of 191,872,156 (74.73%) shares of our common stock were present, in person or by proxy, holders of a total of 129,083,522 (89.53%) shares of our Series A Preferred Stock, which shares are entitled to an aggregate of 144,178,226 votes on an as-converted basis, were present in person or by proxy, holders of a total of 13,863,802 (81.79%) shares of our Series B Preferred Stock, which shares are entitled to an aggregate of 16,949,466 votes on an as-converted basis, were present in person or by proxy, holders of a total of 24,569,982 (71.90%) shares of our Series C Preferred Stock, which shares are entitled to an aggregate of 34,173,015 votes on an as-converted basis, were present in person or by proxy and holders of a total of 289,671,400 (77.77%) shares of our Series D Preferred Stock, which shares are entitled to an aggregate of 372,492,450 votes on an as-converted basis, were present in person or by proxy.  The vote totals herein are presented on an as-converted basis with respect to our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. The tables below set forth information regarding the results of the voting at the Special Meeting.

Proposal 1:  Voting tabulation for the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock in a range of not less than 1-for-325 and not more than 1-for-425 were as follows (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Common Stock and Preferred Stock	644,590,696	4,470,166	0	0

Proposal 2:  The voting tabulation for the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) reduce the conversion price of each series of our outstanding preferred stock and (b) make inapplicable an anti-dilution adjustment that may otherwise be triggered by the reduction of the conversion price of each other series of our preferred stock in connection with this proposal (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Common Stock and Preferred Stock	586,785,396	2,672,011	488,437	59,115,018

Proposal 2a:  The voting tabulation for the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) reduce the conversion price our Series A Preferred Stock and (b) make inapplicable an anti-dilution adjustment that may otherwise be triggered by the reduction of the conversion price of each other series of our preferred stock in connection with Proposal 2a (shares of our Series A Preferred Stock voted as a separate class on an as-converted basis):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series A Preferred Stock	127,464,836	134,891	0	1,483,795

Proposal 2b:  The voting tabulation for the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) reduce the conversion price our Series B Preferred Stock and (b) make inapplicable an anti-dilution adjustment that may otherwise be triggered by the reduction of the conversion price of each other series of our preferred stock in connection with Proposal 2b (shares of our Series B Preferred Stock voted as a separate class on an as-converted basis):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series B Preferred Stock	13,426,022	0	0	437,780

Proposal 2c:  The voting tabulation for the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) reduce the conversion price our Series C Preferred Stock and (b) make inapplicable an anti-dilution adjustment that may otherwise be triggered by the reduction of the conversion price of each other series of our preferred stock in connection with Proposal 2c (shares of our Series C Preferred Stock voted as a separate class on an as-converted basis):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series C Preferred Stock	23,349,090	0	0	1,220,892

Proposal 2d:  The voting tabulation for the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) reduce the conversion price our Series D Preferred Stock and (b) make inapplicable an anti-dilution adjustment that may otherwise be triggered by the reduction of the conversion price of each other series of our preferred stock in connection with Proposal 2d (shares of our Series D Preferred Stock voted as a separate class on an as-converted basis):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series D Preferred Stock	273,054,250	210,625	0	16,406,525

Proposal 3:  The voting tabulation for the approval of the Second Amended and Restated Certificate of Incorporation which will integrate the then-in-effect provisions of our Amended and Restated Certificate of Incorporation and further amend those provisions by decreasing our authorized common stock and preferred stock (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on an as-converted basis voting together as a class and shares of common stock voted separately as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Common Stock	151,549,872	262,758	493,500	39,566,026
Common Stock and Preferred Stock	588,844,070	608,274	493,500	59,115,018

Reference is made to our Definitive Proxy Statement filed on Schedule 14A, dated August 8, 2012, which we distributed to our stockholders of record beginning on August 10, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation filed with Secretary of State of the State of Delaware on September 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

Date: September 13, 2012	/s/ Michael J. Rapisand
Michael J. Rapisand
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation filed with Secretary of State of the State of Delaware on September 12, 2012.